Exhibit 10.67

LIMITED WAIVER AND SECOND AMENDMENT TO FIRST LIEN REVOLVING CREDIT AGREEMENT

THIS LIMITED WAIVER AND SECOND AMENDMENT TO FIRST LIEN REVOLVING CREDIT AGREEMENT, dated as of March 5, 2014 (this “Second Amendment”), by and among GSE ENVIRONMENTAL, INC., a Delaware corporation f/k/a Gundle/SLT Environmental, Inc. (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender, and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties, GE, as Agent and as a Lender, and the other Lenders from time to time party thereto are parties to that certain First Lien Revolving Credit Agreement dated as of January 10, 2014 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the other Credit Parties have requested that Agent and Lenders (i) waive certain potential Events of Default under the Credit Agreement and (ii) amend certain provisions of the Credit Agreement and Agent and Lenders signatory hereto constituting the Required Lenders are willing to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Limited Waiver.  Events of Default may occur pursuant to subsections 9.26(a) due to the Credit Parties’ failure (a) to obtain a survey of each Mortgaged Property and (b) to obtain opinions of counsel in form and substance reasonably satisfactory to Agent (any and all such Events of Default described in foregoing clauses (a) and (b) above, together with any Event of Default arising from the Borrower’s failure to provide notice of same to the Agent, collectively, the “Designated Potential Defaults”).  Effective as of the date hereof, subject to the satisfaction of the conditions set forth in Section 4 hereof, to the extent constituting Events of Default, Agent and the Lenders signatory hereto, constituting the Required Lenders and the Required Revolving Lenders, hereby waive the Designated Potential Defaults.

The waiver contained in this Section 2 is a limited waiver and (i) shall only be relied upon and used for the specific purposes expressly set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default (other than the Designated Potential Defaults) or (b) any term or condition of the Credit Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

3. Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a) Section 4.2(j) of the Credit Agreement is hereby amended by (i) adding “(i)” at the beginning of such section, (ii) deleting the “and” appearing before the text “(2) the Updated Budget and Variance Report” with inserting “,” in lieu thereof and  (iii) inserting the text “and (3) an Event of Default has occurred under Section 4.14” immediately before the text “and (B)”.

(b) Article V of the Credit Agreement is hereby amended by adding the following thereto as new Section 5.17:

“5.17           Employee Plans.  Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Lenders hereby (i) consent to entry by the Credit Parties into the Key Employee Plans and (ii) agree that the amounts due and payable under the Key Employee Plans (as in effect on the Second Amendment Effective Date) may, to the extent there are insufficient funds otherwise available to pay said amounts from the Property and interest in Property of the Credit Parties and the proceeds thereof, other than Collateral and the proceeds thereof, be paid as a cost of such Consummation Transaction from the Collateral and proceeds thereof free and clear of any Liens that Agent or Lenders may have therein.”

(c) Section 9.26(a) of the Credit Agreement is hereby amended by (i) deleting clause (4) thereof in its entirety and substituting “(4)  Reserved;” therefor and (ii) deleting clause (9) thereof in its entirety and substituting “(9)  Reserved.” therefor.

(d) Section 11.1 of the Credit Agreement is hereby further amended by adding the following new definitions thereto in appropriate alphabetical order:

“Consummation Transaction” means consummation of a transaction that constitutes an Acceptable Sale or other sale or a material restructuring transaction with respect to the Obligations, in each case agreed to by the Required Lenders (or if done in connection with a bankruptcy proceeding, approved by the affirmative vote of all classes composed of the secured claims of the Lenders).

“Key Employee Plans” means a retention plan with respect to certain key employees of the Credit Parties and an incentive plan with respect to certain officers of the Credit Parties; provided, that (i) total payments under the key employee retention plan shall not exceed $624,000 and under the key officer incentive plan shall not exceed $1,341,000 (of which twenty five percent shall be payable solely in connection with a Consummation Transaction which provides for payment in full, in cash of the Obligations) and (ii) in each case the final documentation with respect thereto shall (A) be reasonably satisfactory to Agent and its counsel, (B) preclude payment of amounts to or for the benefit of any individual employee or officer in excess of the amount proposed by the Borrower and consented to by Agent.

“Second Amendment Effective Date” has the meaning specified in Section 4 of the Second Amendment.

(e) Schedule 9.26(b) to the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting the new Schedule 9.26(b) attached hereto as Exhibit A therefor.

4. Conditions Precedent.  This Second Amendment shall become effective as of the date first written above (the “Second Amendment Effective Date”) when each of the following has been satisfied or waived in accordance with the terms hereof:

(a) the execution and delivery to Agent of this Second Amendment by each Credit Party, Agent and the Required Lenders;

(b) the execution and delivery to Agent of a consent and acknowledgment by each Credit Party and Agent, for purposes of Section 5.17 of the Credit Agreement, with respect to final documentation of the Key Employee Plans and the allocation of amounts payable thereof;

(c) Agent shall have received a copy of an amendment to the Existing Credit Agreement substantially conforming to this Second Amendment duly executed by all of the parties thereto;

(d) Agent shall have received from the Borrower reimbursement of all reasonable out-of-pocket expenses of Agent, including reasonable fees and expenses of Katten Muchin Rosenman LLP, for which summary invoices have been delivered to the Borrower (which shall not constitute or result in a waiver of any right or privilege);

(e) after giving effect to this Second Amendment and the waiver contained herein, the truth and accuracy in all material respects of the representations and warranties contained in Section 6 hereof; and

(f) no Default or Event of Default shall have occurred and be continuing or arise as a direct result of the effectiveness of this Second Amendment.

5. Condition Subsequent.  Borrower shall provide to Agent a true and correct copy of each employment agreement entered into by a Credit Party or a Subsidiary thereof with an employee party to the Key Employee Plans within ten (10) Business Days following the Second Amendment Effective Date.  The failure to comply with the condition set forth in this Section 5 shall, unless expressly waived or deferred by the Agent, constitute an Event of Default.

6. Representations and Warranties.   Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a) the representations and warranties made by such Credit Party contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

(b) such Credit Party is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

(c) such Credit Party has the power and authority to execute, deliver and perform its obligations under this Second Amendment and the Credit Agreement, as amended hereby;

(d) the execution, delivery and performance by such Credit Party of this Second Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action;

(e) this Second Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(f) the execution, delivery and performance by each of the Credit Parties of this Second Amendment have been duly authorized by all necessary action, and do not and will not: (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any material order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (c) violate any material Requirement of Law in any material respect; and

(g) no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Second Amendment.

7. No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended, waived or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

8. Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Second Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

9. Successors and Assigns.  The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Second Amendment without the prior written consent of the Agent.

10. Further Assurance.  The Borrower hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Second Amendment, the Credit Agreement and the Loan Documents.

11. Governing Law and Jurisdiction.

(a) Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Second Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

(b) Submission to Jurisdiction.  Any legal action or proceeding with respect to this Second Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Second Amendment, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c) Service of Process.  Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein). Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d) Non-Exclusive Jurisdiction.  Nothing contained in this Section 11 shall affect the right of Agent to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

(e) Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

12. Severability.  The illegality or unenforceability of any provision of this Second Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Second Amendment or any instrument or agreement required hereunder.

13. Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Second Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as expressly set forth herein, the execution of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.  In addition, the Credit Parties hereby acknowledge and agree that (x) pursuant to that certain Consulting Services Agreement dated as of July 2, 2013 (as the same may be amended, supplemented or otherwise modified from time to time, the “Consulting Agreement”) by and among, inter alia, Agent and Richter Consulting, Inc. (“Consultant”), Agent has engaged Consultant to assist Agent and the Lenders in evaluating, among other things, the current and projected financial performance of the Credit Parties, (y) the Credit Parties shall cooperate in good faith with (1) Consultant in connection with the performance by Consultant of its engagement pursuant to the Consulting Agreement or any other consulting arrangement for which Consultant may be engaged by Agent in connection with the Credit Agreement and (2) such other consultant or advisor as may be engaged by Agent in connection with the Credit Agreement and shall provide Consultant or any such other consultant or advisor access to the Credit Parties’ senior management and professionals and (z) all expenses incurred by Agent in connection with any of the foregoing shall constitute Obligations and shall be paid by the Credit Parties (or the Credit Parties shall reimburse Agent therefor) within five (5) Business Days after demand by Agent (and notwithstanding the waiver set forth in Section 2 hereof).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Second Amendment as of the date set forth above.

BORROWER:

GSE ENVIRONMENTAL, INC.

By:	/s/ Mark A Whitney
Name:	Mark A. Whitney
Title:	Vice President

CREDIT PARTIES:

GSE HOLDING, INC.

By:	/s/ Mark A Whitney
Name:	Mark A. Whitney
Title:	Vice President

GSE ENVIRONMENTAL, LLC

By:	/s/ Mark A Whitney
Name:	Mark A. Whitney
Title:	Vice President

SYNTEC LLC

By: GSE Environmental, LLC, its sole member

By:	/s/ Mark A Whitney
Name:	Mark A. Whitney
Title:	Vice President

Second Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Second Amendment as of the date set forth above.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Second Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date set forth above.

MUBADALA GE CAPITAL LTD., as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Second Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date set forth above.

MGEC HOLDINGS, LTD., as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Second Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date set forth above.

CETUS CAPITAL II, LLC., as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Second Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date set forth above.

Littlejohn Opportunities Master Fund LP, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Second Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date set forth above.

SG Distressed Fund, LP, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Second Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date set forth above.

Tennenbaum Capital Partners, LLC, as a Lender

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Managing Partner

Second Amendment to First Lien Revolving Credit Agreement

EXHIBIT A

Schedule 9.26(b)
To
First Lien Revolving Credit Agreement

CERTAIN LEASED LOCATIONS

None.

Second Amendment to First Lien Revolving Credit Agreement